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                        AUTOMATIC YEARLY RENEWABLE TERM

                             REINSURANCE AGREEMENT

                                    between

                  HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
                        HARTFORD LIFE INSURANCE COMPANY
                                      and
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                      and

              GERLING GLOBAL LIFE INSURANCE COMPANY (U.S. BRANCH)

                          Effective: October 15, 1999

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                                    ARTICLES

I.      Parties to the Agreement                                              2
II.     Reinsurance Coverage                                                  2
III.    Liability                                                             4
IV.     Reinsurance Premiums                                                  5
V.      Oversights                                                            7
VI.     Conversions                                                           7
VII.    Changes, Reductions and Terminations                                  7
VIII.   Increase in Retention                                                 9
IX.     Reinstatement                                                         10
X.      Expenses                                                              10
XI.     Claims                                                                10
XII.    Extra-Contractual Damages                                             13
XIII.   Inspection of Records                                                 13
XIV.    DAC Tax -- Section 1.848-2 (g)(8) Election                            13
XV.     Insolvency                                                            14
XVI.    Offset                                                                15
XVII.   Arbitration                                                           15
XVIII.  Termination                                                           16
XIX.    Entire Agreement and Amendments                                       17
XX.     Effective Date                                                        17
XXI.    Execution                                                             18

                                   SCHEDULES
                               A.  Specifications
                            B.  Basis of Reinsurance

                                    EXHIBITS
                            I.  Reinsurance Premiums
                   II.  Retention, Binding, and Issue Limits

                                   AMENDMENTS
                                    Number 1

                           FOREIGN NATIONAL EXHIBITS
           I.  Underwriting Guidelines for Foreign National Business
                         II.  Foreign National Loadings

All Schedules and Exhibits attached will be considered part of this Reinsurance
                                   Agreement.

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                                   ARTICLE I

                            PARTIES TO THE AGREEMENT

This Agreement is between three Hartford Life Companies, Hartford Life Insurance Company, Hartford Life and Accident Insurance Company, and Hartford Life and Annuity Insurance Company (collectively referred to as the Ceding Company) and Gerling Global Life Insurance Company (U.S. Branch) (referred to as the Reinsurer). The Reinsurer agrees that the terms and conditions of this Agreement shall apply to each of the Hartford Life Companies individually, unless otherwise set forth herein.

                                   ARTICLE II

                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below or on a facultative basis, subject to the requirements set forth in Section B below. The specifications for all reinsurance under this Agreement are provided in Schedule A.

A.  Requirements for Automatic Reinsurance

For risks which meet the requirements for automatic reinsurance as set forth below, Reinsurer will participate in a reinsurance pool whereby Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule
A. The requirements for automatic reinsurance are as follows:

       1. The individual must be a resident of the United States or Canada at the time of application.

       2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. Any risk falling into the category of special underwriting programs will be excluded from this Agreement unless previously agreed to by the Reinsurer via a written amendment.

       3. Any risk offered on a facultative basis by the Ceding Company to the Reinsurer or any other company will not qualify for automatic reinsurance under this Agreement for the same risk and same life.

       4.   The maximum issue age on any risk will be age 90.

       5.   The mortality rating on each individual risk

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B.  Requirements for Facultative Reinsurance

       1. If the requirements for automatic reinsurance are met, but the Ceding Company prefers to apply for facultative reinsurance with the Reinsurer, or if the requirements for automatic reinsurance are not met and the Ceding Company applies for facultative reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers relating to the insurability of the individual risk for facultative reinsurance.

       2. For applications for facultative reinsurance, Ceding Company will send copies of all of the papers relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or 120 days from the date of the final offer, unless accepted earlier.

       3. Notwithstanding the above, if the requirements for automatic reinsurance are met except that the face amount of insurance applied for is greater than the Automatic Issue Limit, but does not exceed the Auto Process Limit, then the Ceding Company will submit to the Lead Reinsurer, (as designated in Schedule A), all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the Pool should reinsure the risk, and, if so, on what basis. The Lead Reinsurer shall provide Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other Pool members. This process shall be known as Automatic Processing and subject to the limitations in Exhibit II.

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C.  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

       1. The requirements for automatic reinsurance specified in Article II must be met except that the total amount of insurance issued and applied for in all companies on each risk has exceeded the jumbo limits set forth in Exhibit II.

       2. The arrangement is available on all policy forms covered under this Reinsurance Agreement except for term life insurance products.

       3. The ceded risk is subject to the Facultative Obligatory Automatic Binding Limits as stated in Exhibit II.

       4. The ceded risk is subject to the Facultative Obligatory Automatic Issue Limit is as stated in Exhibit II.

       5. The Reinsurer provides the minimum facultative obligatory capacity as stated in Exhibit I. However, to the extent that Reinsurer has already filled its available capacity on the risk, the Reinsurer may reduce the provided capacity by notifying the Ceding Company of the reduced capacity. Such notification must occur within 2 business days of the Ceding Company's request for facultative obligatory capacity on that risk.

D.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E.  Policy Forms.

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

                                  ARTICLE III

                                   LIABILITY

A. The Reinsurer's liability for automatic reinsurance coverage will begin simultaneously with the Ceding Company's liability except for those risks which qualify for automatic reinsurance but are submitted on a facultative basis.

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B.  The Reinsurer's liability for facultative reinsurance coverage on the individual risk will begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted the application for facultative reinsurance and the Ceding Company has accepted the offer.

C. In no event shall the reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the ceding company was not properly licensed.

D. The Reinsurer's liability for reinsurance coverage on each risk will terminate when the Ceding Company's liability terminates.

E. The liability of each pool member shall be separate and not joint with the other pool members.

F. Payment of reinsurance premiums is a condition precedent to reinsurance coverage.

G. The Reinsurer shall establish reserves on Reinsurer's portion of the policy on the reserve basis specified in Schedule B.

                                   ARTICLE IV

                              REINSURANCE PREMIUMS

A.  Computation.

Premiums for reinsurance under this Agreement will be computed as described in
Exhibit I.

B.  Premium Accounting.

       1.   Payment of Reinsurance Premiums.

               For automatic and facultative reinsurance, following the close of each calendar month, the Ceding Company will send the Reinsurer a statement and a listing of new business, changes and terminations.

               If a net reinsurance premium balance is payable to the Reinsurer, the Ceding Company will forward this balance within (30) thirty days after the close of each month.

               If a net reinsurance premium balance is payable to the Ceding Company, the balance due will be subtracted from the reinsurance premium payable by Ceding Company for the current month. The Reinsurer shall pay any remaining balance due the Ceding Company thirty days after the Ceding

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               Company submits the statement.

       2.   Non-Payment of Premium

               If reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks on those policies listed on the delinquent monthly statement by giving the Ceding Company ninety days' advance written notice. If the delinquent premiums have not been paid as of the close of the ninety-day period, the Reinsurer's liability will terminate for the risks described in the delinquency notice.

               Regardless of the termination, the Ceding Company will continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned.

       3.   Reinstatement

               The Ceding Company may reinstate the risks terminated due to non-payment of reinsurance premium within sixty days after the effective date of termination by paying the unpaid reinsurance premiums for the risks in force prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement will be the date the required back premiums are received.

       4.   Currency

               The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

       5.   Detailed Listing

               Upon request, the Ceding Company will electronically send the Reinsurer a detailed listing of all reinsurance, including reserves, of all automatic reinsurance in force as of the close of the immediately preceding calendar year.

               The amount of reserves calculated on the reinsured policies in force as of December 31st of the preceding year must be certified by the Ceding Company's valuation actuary and be sent to the Reinsurer within 31 days of the close of the calendar year.

       6.   Guaranteed Rates

               Reinsurance premium rates are guaranteed for one year. The Reinsurer reserves the right to increase the reinsurance rates, but not above the

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               statutory valuation net premium rates in the second year and later. If this right is exercised, an allowance will be payable such that the net rate (original rate less allowance) following the rate increase remains unchanged from the original rate prior to the increase. In the event the Ceding Company increases the cost of insurance rates charged to the policyowner, the net rate of the Reinsurer will increase in like proportion.

                                   ARTICLE V

                                   OVERSIGHTS

If there is an unintentional oversight or misunderstanding in the administration of this Agreement by Ceding Company or Reinsurer, it can be corrected provided the correction takes place within a reasonable time after the oversight or misunderstanding is first discovered. Both Ceding Company and the Reinsurer will be restored to the position they would have occupied had the oversight or misunderstanding not occurred.

                                   ARTICLE VI

                                  CONVERSIONS

Conversions from existing term plans of insurance reinsured under this Agreement will be reinsured using the YRT premiums attached as Exhibit I on a point-in-scale basis up to the original face amount. The converted policy will be reinsured with the Reinsurer in the same proportion as was determined for the original term policy.

                                  ARTICLE VII

                      CHANGES, REDUCTIONS AND TERMINATIONS

A.  Replacement or Change

If there is a contractual change or non-contractual replacement of the insurance reinsured under this Agreement where full underwriting evidence according to the Ceding Company's regular underwriting rules is not required, the insurance may continue to be reinsured with the Reinsurer provided it meets the minimum reinsurance cession amount stated in Schedule A. If a non-contractual change is requested on a facultatively reinsured policy, the Reinsurer must consent to the change.

B.  Increases or Decreases

       1. If the policy face amount of a risk reinsured automatically under this

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          Agreement increases and:

              a. The increase is subject to new underwriting evidence, then the provisions of Article II, Section A, shall apply to the increase in reinsurance.

              b. The increase is not subject to new underwriting evidence, then Reinsurer will accept automatically the increase in reinsurance but not to exceed the automatic binding limit.

       2. If the policy face amount increases, the Ceding Company's retention will be filled first, then any remaining risk of the increase will be ceded to the Reinsurer as of the effective date of the increase. If the policy face amount is reduced, the reinsurance will be reduced first, thereby maintaining the Ceding Company's retention. Reinsurer will refund to Ceding Company all unearned reinsurance premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in this Article.

       3. In the event of a reduction in the face amount of a policy which was ceded facultatively, the Reinsurer's percentage of the reduced face amount should be the same percentage of the initial reinsurance ceded.

       4. Increases in face amount of policies reinsured on a facultative basis, will be submitted to the Reinsurer for acceptance.

C.  Reduction in Retained Coverage

If any portion of the aggregate insurance retained by Ceding Company on an individual life reduces or terminates any reinsurance under this Agreement based on the same life may also be reduced or terminated. Ceding Company will reduce the reinsurance by applying the retention limits that were in effect at the time each policy was issued. Ceding Company will not be required to retain an amount in excess of its regular retention limit for the age, mortality rating and risk classification at the time of issue for any policy on which reinsurance is being reduced.

The reinsurance to be terminated or reduced will be determined by chronological order in which the reinsurance was first reinsured, thereby reducing or terminating the oldest risks first.

D.  Multiple Reinsurers

If a risk is shared by more than one Reinsurer, Reinsurer's percentage of any

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increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk.

E.  Termination

If the policy for a risk reinsured under this Agreement is terminated, the reinsurance for the risk involved will be terminated on the effective date of termination.

F.   Facultative

On facultative reinsurance, if Ceding Company wishes to reduce the mortality rating, this reduction will be subject to and reinsured under the facultative provisions of this Agreement.

                                  ARTICLE VIII

                             INCREASE IN RETENTION

A.  If the Ceding Company should increase the retention limits as listed in
    Exhibit II, prompt written notice of the increase must be given to the Reinsurer.

B. In the event of an increase in retention, the Ceding Company will have the option of recapturing the reinsurance under this Agreement when the retention limit increases. The Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within ninety days after the effective date of the increase.

C.  If the Ceding Company exercises its option to recapture, then

       1. The Ceding Company must reduce the reinsurance on each individual life on which the Ceding Company retained the maximum retention limit for the age and mortality rating that was in effect at the time the reinsurance was ceded to the Reinsurer.

       2.   No recapture will be made to reinsurance on an individual life if
            (a) the Ceding Company retained a special retention limit less than the maximum retention limit in effect at the time the reinsurance was ceded to the Reinsurer, or if (b) the Ceding Company did not retain insurance on the risk.

       3. The Ceding Company must increase its total amount of insurance on the risk up to the new retention limit by reducing the reinsurance. If a risk is shared by more than one Reinsurer, the Reinsurer's percentage of the

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          reduced reinsurance will be the same as the initial percentage on the individual risk.

       4. Upon increasing the retention limit, the reduction in reinsurance will become effective on the next annual premium anniversary of those policies that have been inforce for at least ten (10) years.

                                   ARTICLE IX

                                 REINSTATEMENT

If an insurance policy lapses for nonpayment of premium and is reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Automatic Cases:

The Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance premiums under the policy. When the Ceding Company reinstates the policy, the reinsurance will be automatically reinstated.

B.  Facultative Cases:

If the Ceding Company requires reinstatement evidence of insurability, the Ceding Company will submit it to the Reinsurer for approval. In such cases, the Reinsurer's approval is required for the reinsurance to be reinstated. Upon the Reinsurer's approval, the Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance premium under the policy.

                                   ARTICLE X

                                    EXPENSES

The Ceding Company must pay the expense of all medical examinations, inspection fees and other charges in connection with the issuance of the insurance.

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                                   ARTICLE XI

                                     CLAIMS

A.  Liability

If the Ceding Company is liable for insurance benefits on a policy reinsured under this Agreement, the Reinsurer shall be liable for its portion of the reinsurance on that policy, as described in Schedule A. All reinsurance claim settlements will be subject to the terms and conditions of the particular contract under which the Ceding Company is liable.

B.  Notification

When the Ceding Company is advised of a claim, the Reinsurer must be notified promptly.

C.  Claim Payment

       1.   Automatic Reinsurance on a Risk

               If a claim is made on a risk reinsured automatically under this Agreement and is not contested by the Ceding Company, Reinsurer will abide by the issue as the Ceding Company settles it. Copies of proofs or other written matters relating to any claim reimbursements under this Agreement shall be furnished to the Reinsurer upon written request. The Ceding Company will receive payment of the reinsurance proceeds from the Reinsurer when the Ceding Company makes the settlement of the policy proceeds and delivers a copy of the proof of death, check copy or proof of payment and the claimant's statement to the Reinsurer.

       2.   Facultative Reinsurance on a Risk

               If a claim is made on a risk reinsured facultatively under this Agreement, the Ceding Company shall submit to Reinsurer all relevant and/or requested documents and papers related to the claim along with Ceding Company's recommendation. Ceding Company shall then wait five days from the date of mailing during which time Reinsurer shall have the opportunity to advise Ceding Company of its consent or disagreement with the recommendation. In the event Reinsurer does not contact Ceding Company within the five-day period, Reinsurer shall be deemed to have approved the recommendation and Ceding Company shall be authorized to act accordingly. The Ceding Company will receive payment of the reinsurance proceeds from Reinsurer when Ceding Company makes the settlement of the policy proceeds and delivers proof of

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               payment to the Reinsurer.

       3.   Payment of Reinsurance Proceeds

               Payment of life reinsurance proceeds will be made in a single sum regardless of the Ceding Company's mode of settlement with the payee. The Reinsurer shall reimburse the Ceding Company for its proportionate share of any interest paid by the Ceding Company. Participation in accrued interest by the Reinsurer shall be in accordance with the applicable state statutory regulations.

D.  Contested Claims

The Ceding Company must promptly notify the Reinsurer of any intent to contest a claim reinsured under this Agreement or to assert defenses. If the Ceding Company's contest of such claim results in the increase or reduction of liability, the Reinsurer will share in this increase or reduction. The Reinsurer's share of the increase or decrease shall be proportional to their share of the met amount at risk on the date of death of the insured.

If the Reinsurer should decline to participate in the contest or assertion of defenses, the Reinsurer will then release all of the liability by paying the Ceding Company the full amount of reinsurance and not sharing in any subsequent increase or reduction in liability.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or reduced because of misstatement of age or sex established after the death of the insured, the Reinsurer will share with the Ceding Company in this increase or reduction.

F.   Routine Expenses

The Ceding Company will pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agent and employees and the cost of routine investigations such as inspection reports.

G.  Non-Routine Expenses

The Reinsurer will share with the Ceding Company all expenses that are not routine. Expenses that are not routine are those directly incurred in connection with the contest or the possibility of a contest of a claim or the assertion of defenses, including legal expenses. The expenses will be shared in proportion to the net amount at risk for the Ceding Company and Reinsurer. However, if the Reinsurer has released the liability under Section D of this Article, the

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Reinsurer will not share in any expenses incurred after the date of the
Reinsurer's release.

H.  Contestable Period

If, during the contestable period, Ceding Company is notified of the death of the insured, the Ceding Company will investigate the case.

I.   Return of Premium for Misrepresentations and Suicides

If a misrepresentation or misstatement on an application or a death of an insured risk by suicide results in the Ceding Company returning the policy premiums to the policy owner rather than paying the policy benefits, the Reinsurer will refund all of the reinsurance premiums it received on that policy to the Ceding Company. This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on that policy under this Agreement.

                                  ARTICLE XII

                           EXTRA-CONTRACTUAL DAMAGES

In no event will the Reinsurer have any liability for any extra-contractual settlements or damages including but not limited to compensatory, consequential, exemplary, bad faith or punitive which are awarded against the Ceding Company as a result of acts, omissions or course of conduct committed by the Ceding Company or its agents in connection with the insurance reinsured under this Agreement.

However, in situations in which the Reinsurer was an active party in the act, omission or course of conduct which ultimately results in the assessment of such damages, the Reinsurer will participate in the extra-contractual payment. The extent of such sharing is dependent on good faith assessment of culpability in each case, but all factors being equal, the division of any such assessment would be in the proportion of total risk accepted by each party for the plan of insurance involved.

                                  ARTICLE XIII

                             INSPECTION OF RECORDS

Each party will have the right, at any reasonable time and upon reasonable notice, to inspect the other party's books and documents that relate to reinsurance under this Agreement.

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                                  ARTICLE XIV

                                    DAC TAX
                        SECTION 1.848-2(g) (8) ELECTION

A. The Reinsurer and the Ceding Company hereby agree to the following pursuant to section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992 under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective for 1993 and for all subsequent taxable years for which this Agreement remains in effect.

B.  The terms used in this Article are defined by reference to Regulation
Section 1.848-2 in effect December 1992.

C. The party, with net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deduction limitation of section 848(c)(1).

D. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

E. The Ceding Company will submit to the Reinsurer by May 1st of each year a schedule of the calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that such net consideration will be reported in the tax return for the preceding calendar year.

F. The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company in writing within 30 days of receipt of Ceding Company's calculation. If the Reinsurer does not notify the Ceding Company, Reinsurer will report the net consideration as determined by the Ceding Company in the tax return for the preceding calendar year.

G. If the Reinsurer contests the Ceding Company's calculation of the net consideration, both parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits their alternative calculation. If both parties reach agreement on an amount of net consideration, both parties shall report such amount in their respective tax returns for the previous calendar year.

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                                   ARTICLE XV

                                   INSOLVENCY

A.  Insolvency of Reinsurer

If the Reinsurer becomes insolvent as determined by the Department of Insurance responsible for such determination, amounts due the Reinsurer will be paid net of the terms of this Agreement and directly to the liquidator, receiver, or statutory successor without decrease. The Ceding Company without charge may recapture all reinsurance ceded under this Agreement or penalty as of the date Reinsurer fails to meet its obligations under this Agreement.

B.  Insolvency of Ceding Company

If Hartford Life Insurance Company, Hartford Life and Accident Insurance Company or Hartford Life and Annuity Insurance Company should become insolvent, all reinsurance under this Agreement covering risks ceded by that particular company will be payable by Reinsurer directly to that Company's liquidator, receiver or statutory successor, on the basis of the liability of that Company under the policy or policies reinsured and without diminution because of the insolvency of the Company. However, in the event of such insolvency, the liquidator, receiver or statutory successor will give written notice of a pending claim against Ceding Company on the reinsured policy. It will do so within a reasonable time after the claim is filed in the insolvency proceedings. During the pendency of such a claim, Reinsurer may investigate the claim and may, at its own expense, interpose any defense or defenses which it may deem available to the insolvent Company, its liquidator, receiver or statutory successor, in the proceedings where the claim is to be adjudicated.

The expense thus incurred by Reinsurer will be chargeable against the insolvent Company, subject to court approval, as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the insolvent Company solely as a result of the defense undertaken by Reinsurer.

Where two or more Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expense will be apportioned in accord with the terms of the reinsurance agreement as though the expense had been incurred by the insolvent Company.

It is agreed that the insolvency of any one of the Hartford Life Companies shall not affect this Agreement as it applies to the remaining solvent companies.

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                                  ARTICLE XVI

                                     OFFSET

Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement or with respect to any other claim of one party against the other are deemed mutual debts or credits, as the case may be, and shall be set off, and only the balance shall be allowed or paid. In the event the Ceding Company becomes insolvent, offsets shall be allowed in accordance with applicable law.

                                  ARTICLE XVII

                                  ARBITRATION

Any disagreement, controversy, or claim arising out of or relating to this Agreement between the Reinsurer and any one of the Hartford Life Companies will be settled by arbitration. There will be three arbitrators chosen among current or retired officers of life insurance companies other than parties or their affiliates. Each party to the dispute will appoint one of the arbitrators and these two arbitrators will select the third arbitrator. In the event that either party should fail to choose an arbitrator within 30 days following a written request by the other party to do so, the requesting party may choose two arbitrators who shall in turn choose a third arbitrator before entering upon arbitration. If the two arbitrators fail to agree upon the selection of a third arbitrator within 30 days following their appointment, each arbitrator shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

Arbitration will be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association that will be in effect on the date of delivery of demand for arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. The site of any arbitration will be determined by a majority vote of the arbitrators. All expenses and fees of the arbitration will be borne equally by the parties unless otherwise decreed by the arbitrators.

The award agreed to by a majority of the arbitrators will be final and binding and there will be no appeal from their decision. Judgment may be entered upon it in any court having jurisdiction.

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                                 ARTICLE XVIII

                                  TERMINATION

A. Each Hartford Life Insurance Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving (90) ninety days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the (90) ninety-day period.

B. During the (90) ninety-day period, this Agreement will continue to be in force between the terminating parties.

C. After termination, the terminating parties shall remain liable under the terms of this Agreement for all automatic reinsurance that becomes effective prior to termination of this Agreement. After termination the terminating parties shall be liable for all automatic and facultative reinsurance which has an application date on or before the effective date of the termination.

D. Termination by one or two of the Hartford Life Companies shall not affect this Agreement as it relates to the non-terminating Hartford Life Company (ies).

                                  ARTICLE XIX

                         ENTIRE AGREEMENT AND AMENDMENT

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits, shall constitute the entire agreement between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the amendment.

                                   ARTICLE XX

                                 EFFECTIVE DATE

The provisions of this Agreement shall be effective with respect to policies issued on or after October 15, 1999.

                                  ARTICLE XXI

                                   EXECUTION

GERLING GLOBAL LIFE INSURANCE COMPANY

By       /s/ [ILLEGIBLE]                 Attest   /s/ [ILLEGIBLE]
         ------------------------------           ------------------------------
Title    Vice President Marketing        Title    Vice President -- Finance
Date     19.7.2001                       Date     July 19, 2001

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By       /s/ Timothy M. Fitch            Attest   /s/ Thomas P. Kalmbach
         ------------------------------           ------------------------------
         Timothy M. Fitch, FSA, CLU               Thomas P. Kalmbach, FSA, MAAA
         Vice President                           Director, Individual Life
                                                  Pricing
         Individual Life Product &
         Marketing
Date     4/27/2000                       Date     4/27/2000

                                   SCHEDULE A

                                 SPECIFICATIONS

TYPE OF BUSINESS           Individual life insurance issued by the Ceding
                           Company

REINSURANCE POOL SHARE     Reinsurer shall automatically reinsure
                           of the amount at risk on a policy reinsured by the Pool.

FACULTATIVE OBLIGATORY

PLANS OF INSURANCE
POLICY TYPES                                                                   RIDERS
-----------------------------------------------------------------------------------------------------------------
Interest Sensitive Whole Life                       Other Covered Insured (UL)
Stag Universal Life                                 Term Rider (on base or other insured)
ART, 5, and 10 Yr Term (NY)                         Additional Insurance Benefit Rider (ISWL)
Stag Variable Life                                  Increase in Coverage Option Rider (VL)
Artisan Variable Life                               Cost of Living Rider (UL)
Protector Variable Life                             Waiver of Premium
One Year Term                                       ADB Benefit (not reinsured)
Accumulator Variable Life                           Deduction Amount Waiver Rider
Life Solutions I UL                                 Waiver of Monthly Deduction
Life Solutions II UL                                Additional Purchase Option Rider
LBS I UL
Universal Life V
20 Year Term
Single Premium Variable Life (fully underwritten
only)

MINIMUM REINSURANCE CESSION

[Redacted]

LEAD REINSURER

[Redacted]

                                   SCHEDULE B

                              BASIS OF REINSURANCE

LIFE PRODUCTS         Life reinsurance will be on the yearly renewable term
                      (YRT) basis for the amount at risk on the portion of the
                      policy reinsured by Reinsurer. The amount at risk on a
                      policy shall be the death benefit of the policy less the
                      amount retained by the Ceding Company, less the cash value under the policy. The basis for determining Reinsurer's
                      liability shall be the amount at risk used for computation of the reinsurance premium.
EXCHANGES             Exchanges from one single life plan reinsured under this
                      agreement to a different single life plan, for the purpose of allowing the policyowner premium flexibility (UL) or
                      potentially higher investment return (VL), will be
                      reinsured hereunder as new business at first year
                      reinsurance rates if the new plan has been fully
                      underwritten and has new contestable and suicide exclusion periods. Otherwise, the reinsurance rates will be
                      point-in-scale.
RESERVE BASIS         [Redacted]

                                   EXHIBIT I

                              REINSURANCE PREMIUMS

1.   LIFE REINSURANCE PREMIUM

[Redacted]

2.   FLAT EXTRA PREMIUMS

[Redacted]

3.   PREMIUM TAX

Premium tax will not be reimbursed.

4.   RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. Our retention on both types of waivers is proportional to our retention on the death benefit.

                                   EXHIBIT II

                                   [Redacted]
                SINGLE LIFE RETENTION, BINDING, AND ISSUE LIMITS
                               EFFECTIVE 10/15/99

RETENTION LIMIT
Issue Age      Standard -- Table F      Table G -- Table P

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
Issue Age      Standard -- Table F      Table G -- Table P

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
Issue Age      Standard -- Table F      Table G -- Table P

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)
Issue Age      Standard -- Table F      Table G -- Table P

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
Issue Age      Standard -- Table F      Table G -- Table P

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
Issue Age      Standard -- Table F      Table G -- Table P

JUMBO LIMIT
Issue Age      Standard -- Table F      Table G -- Table P

                               AMENDMENT NUMBER 1

This Amendment, effective October 15, 1999, is made by and between the three Hartford Life Companies, HARTFORD LIFE INSURANCE COMPANY, HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (collectively referred to as the Ceding Company) AND GERLING GLOBAL LIFE INSURANCE COMPANY (referred to as the Reinsurer). It is attached to and becomes a part of the Automatic Yearly Renewable Term Reinsurance Agreement dated October 15, 1999.

The Reinsurer and Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

EXECUTION

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto. It is executed in duplicate by:

GERLING GLOBAL LIFE INSURANCE COMPANY

By       /s/ [ILLEGIBLE]                 Attest   /s/ [ILLEGIBLE]
         ------------------------------           ------------------------------
Title    [ILLEGIBLE]                     Title    Vice President-Finance
Date     19.7.2001                       Date     July 19, 2001

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By      /s/ Timothy M. Fitch            Attest  /s/ Tom Kalmbach
        ------------------------------          ------------------------------
        Timothy M. Fitch, FSA, CLU              Tom Kalmbach, FSA, MAAA
        Vice President Individual Life          Director Individual Life
        Product & Marketing                     Product Development
Date    4/27/2000                       Date    4/27/2000

                           FOREIGN NATIONAL EXHIBIT I

             UNDERWRITING GUIDELINES FOR FOREIGN NATIONAL BUSINESS
                                   [Redacted]

                          FOREIGN NATIONAL EXHIBIT II

              FOREIGN NATIONAL LOADINGS PER $1,000 OF FACE AMOUNT

REGION                             COUNTRIES                  LOADINGS
-------------------------------------------------------------------------------
Latin America & Caribbean  Argentina                  [Redacted]
                           Brazil
                           Chile
                           Costa Rica
                           Dominican Republic
                           Mexico
                           Panama
                           Paraguay
                           Uruguay
                           Venezuela
                           Cayman Islands
                           Belize
                           Virgin Islands

Western Europe             Austria
                           Belgium
                           Denmark
                           Finland
                           France
                           Germany (Reunified)
                           Greece
                           Ireland
                           Italy
                           Netherlands
                           Norway
                           Portugal
                           Spain
                           Sweden
                           Switzerland
                           United Kingdom

Far East                   Hong Kong
                           Japan
                           Malaysia
                           Philippines
                           Singapore
                           Taiwan
                           South Korea
                           Australia

                               AMENDMENT NUMBER 2

This Amendment, effective October 15, 1999, is made by and between the three Hartford Life Companies, HARTFORD LIFE INSURANCE COMPANY, HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (collectively referred to as the Ceding Company) AND GERLING GLOBAL LIFE INSURANCE COMPANY (referred to as the Reinsurer). It is attached to and becomes a part of the Automatic Yearly Renewable Term Reinsurance Agreement dated October 15, 1999.

Although the Reinsurer is not participating, the Reinsurer agrees that effective March 15, 2000, the Ceding Company will be allowed to participate in a Table Two to Standard Program as outlined in the Table Two to Standard Program Exhibit I.

EXECUTION

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto. It is executed in duplicate by:

GERLING GLOBAL LIFE INSURANCE COMPANY

By      /s/ [ILLEGIBLE]                 Attest  /s/ [ILLEGIBLE]
        ------------------------------          ------------------------------
Title   [ILLEGIBLE]                     Title   Vice President-Finance
Date    19 July, 2001                   Date    July 19, 2001

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By      /s/ Timothy M. Fitch            Attest  /s/ Tom Kalmbach
        ------------------------------          ------------------------------
        Timothy M. Fitch, FSA, CLU              Tom Kalmbach, FSA, MAAA
        Vice President Individual Life          Director Individual Life
        Product & Marketing                     Product Development
Date    4/27/2000                       Date    4/27/2000

                                   EXHIBIT I
              TABLE 2 TO STANDARD PROGRAM EFFECTIVE MARCH 15, 2000

ELIGIBILITY REQUIREMENTS

[Redacted]

ALLOCATION OF CASES AMONG THE PROGRAM, CEDING COMPANY'S RETENTION, AND THE POOL

[Redacted]

                               AMENDMENT NUMBER 3

This is an amendment to the Automatic Yearly Renewable Term Reinsurance Agreement between Hartford Life and Accident Insurance Company, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively referred to as the Ceding Company), and Gerling Global Life Insurance Company, (referred to as the Reinsurer), dated October 15, 1999. The parties agree to the following:

Effective June 1, 2000, the Ceding Company will no longer cede and Reinsurer will no longer accept reinsurance under this agreement, except for policies with facultative coverage wherein the original reinsurance application was submitted prior to June 1, 2000 and the policy was actually issued after that date. Reinsurance that is now in force under this Agreement will continue to be governed by the terms and conditions of the Agreement until the termination or expiration of all such reinsurance.

EXECUTION

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto. It is executed in duplicate by:

GERLING GLOBAL LIFE INSURANCE COMPANY

By      /s/ [ILLEGIBLE]                 Attest  /s/ [ILLEGIBLE]
        ------------------------------          ------------------------------
Title   Vice President [ILLEGIBLE]      Title   Vice President -- Finance
Date    19-July-2001                    Date    July 19, 2001

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By      /s/ Timothy M. Fitch            Witness /s/ Tom Kalmbach
        ------------------------------          ------------------------------
        Timothy M. Fitch, FSA, CLU              Tom Kalmbach, FSA, MAAA
        Vice President                          Director
        Individual Life Product &               Individual Life Product
        Marketing                               Development
Date    8/7/2000                        Date    8/14/2000

                               AMENDMENT NUMBER 4

This Amendment is made by and between the three Hartford Life Companies, HARTFORD LIFE INSURANCE COMPANY, HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY(collectively referred to as the Ceding Company) AND GERLING GLOBAL LIFE INSURANCE COMPANY (referred to as the Reinsurer). It is attached to and becomes a part of the Automatic Yearly Renewable Term Reinsurance Agreement dated October 15, 1999 (referred to as the Reinsurance Agreement).

Effective June 1, 2002, the reinsurance rates per thousand for Protector Variable Life and Accumulator Variable Life are replaced by the ALB annual premium rates attached for in force policies. These ALB annual premium rates replace the ALB annual premium rates for Protector Variable Life and Accumulator Variable Life attached to Exhibit I.

In all other respects, said Agreement shall remain unchanged.

GERLING GLOBAL LIFE INSURANCE COMPANY

By      /s/ [ILLEGIBLE]                 Attest  /s/ [ILLEGIBLE]
        ------------------------------          ------------------------------
Title   Vice President Marketing        Title   Vice President - Finance
Date    28. April. 2003.                Date    April 28/03

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By      /s/ Timothy M. Fitch            Attest  /s/ Thomas P. Kalmbach
        ------------------------------          ------------------------------
        Timothy M. Fitch, FSA, CLU              Thomas P. Kalmbach, FSA, MAAA
        Senior Vice President                   Assistant Vice President
        Individual Life Product &
        Marketing
Date    3/4/2003                        Date    2/28/2003

                               AMENDMENT NUMBER 5

This Amendment is made by and between the three Hartford Life Companies, HARTFORD LIFE INSURANCE COMPANY, HARTFORD LIFE and ACCIDENT INSURANCE COMPANY, and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (collectively referred to as the Ceding Company) AND GERLING GLOBAL LIFE INSURANCE COMPANY, US BRANCH (referred to as the Reinsurer). It is attached to and becomes a part of the Automatic Yearly Renewable Term Reinsurance Agreement dated October 15, 1999 (referred to as the Reinsurance Agreement).

Effective October 15, 1999, the Reinsurer and the Ceding Company agree to the following:

1.   Article XIX shall be replaced by the attached Article XIX.

2.   The attached Article XXII shall be added to the Reinsurance Agreement.

In all other respects, said Agreement shall remain unchanged.

GERLING GLOBAL LIFE INSURANCE COMPANY, US BRANCH

By       /s/ [ILLEGIBLE]                 Attest   /s/ [ILLEGIBLE]
         ------------------------------           ------------------------------
Title    Vice President Marketing        Title    Vice President -- Finance
Date     April 6/04                      Date     April 6/04

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By       /s/ Timothy M. Fitch            Attest   /s/ Thomas P. Kalmbach
         ------------------------------           ------------------------------
         Timothy M. Fitch, FSA, CLU               Thomas P. Kalmbach. FSA, MAAA
         Senior Vice President                    Assistant Vice President
         Individual Life Product &
         Marketing
Date     3/5/04                          Date     3/22/2004

                                  ARTICLE XIX
                        ENTIRE AGREEMENT AND AMENDMENTS

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits shall constitute the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the amendment.

C.  Severability

In the event that any provision or term of this Agreement shall be held by any court, arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

D.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

E.  Non-Waiver

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

F.  Governing Law

This Agreement shall be governed by the laws of the state of Connecticut.

G.  Assignment

Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party. Such consent shall not be unreasonably withheld.

H.  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

I.  Force Majeure

Neither party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or nonperformance is caused by an event of "force majeure." As used herein, the term "Force Majeure," means an event, explosion, action of the elements, strike or other labor relations problem, restriction or restraint imposed by law, rule or regulation of any public authority, whether federal, state or local, and whether civil or military, act of any military authority, interruption of transportation facilities or any other cause which is beyond the reasonable control of such party and which by the exercise of reasonable diligence such party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

                                  ARTICLE XXII
                                CONFIDENTIALITY

As used herein, "Confidential Information" means all of our confidential, proprietary, or trade secret information, including, but not limited to, all information on Ceding Company's customers and claimants and other information the Ceding Company discloses to the Reinsurer. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party or its Representatives; (ii) was available on a non-confidential basis from a source other than the parties hereto or their Representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (iii) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

The Reinsurer shall maintain the confidentiality of the Confidential Information, shall use it only for purposes for which it was disclosed and shall not disclose it to any other person except to employees, agents, and other persons who need to know such Confidential Information to carry out the purposes for which it was disclosed and who agree to maintain the confidentiality of the information provided herein.

                                  AMENDMENT 6
                           EFFECTIVE JANUARY 1, 2007

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 15,1999

                                 ("AGREEMENT")

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                      SCOR LIFE U.S. RE INSURANCE COMPANY
                   (FORMERLY REVIOS REINSURANCE CANADA, LTD.)
                              FILE NUMBER HL105YA
                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify the Agreement to reflect the collateral that will need to be established by the Reinsurer, to enable the Ceding Company to be able to take reserve credit for reinsured policies issued in New York.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

I.  The attached Article XXIII shall be added to the Reinsurance Agreement.

II.  The attached Article XXIV shall be added to the Reinsurance Agreement.

III.  The attached Article XXV shall be added to the Reinsurance Agreement.

IV.  Schedule B shall be replaced by the attached Schedule B.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Term YRT Treaty -- Effective 10/15/1999
Between HLIC and SCOR Life US
Amendment 6 -- Effective 01/01/2007

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of January 1, 2007.

SCOR LIFE U.S. RE INSURANCE COMPANY

By:     /s/ Eric M. Singer              Attest: /s/ [ILLEGIBLE]
        ------------------------------          ------------------------------
Name:   Eric M. Singer                  Name:   [ILLEGIBLE]
Title:  Vice President                  Title:  Manager, [ILLEGIBLE]
Date:   11/26/07                        Date:   11/26/07

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest: /s/ Michael J. Roscoe
        ------------------------------          ------------------------------
Name:   Thomas P. Kalmbach              Name:   Michael J. Roscoe
Title:  Vice President                  Title:  Senior Vice President
Date:   12/26/2007                      Date:   12/26/07

Single Life Term YRT Treaty -- Effective 10/15/1999
Between HLIC and SCOR Life US
Amendment 6 -- Effective 01/01/2007

                                 ARTICLE XXIII

                                    NOTICES

A.  Material Communications

For the purpose of this Agreement, Material Communications shall be defined as those communications associated with material breach of this Agreement, termination of this Agreement, demand for arbitration or negotiation under this Agreement, and/or confidentiality and compliance provisions set forth in this Agreement.

All Material Communications will be addressed as follows:

If to the Ceding Company:                If to the Reinsurer:

Individual Life Director of Reinsurance  Reinsurance Officer
Hartford Life                            SCOR Life U.S. Re Insurance Co
200 Hopmeadow Street                     3900 Dallas Parkway, Suite 200
Simsbury, CT 06089                       Plano, TX 75093
Facsimile: (860) 843-5860                Facsimile: (469) 246-9535

Copy (which shall not constitute         Copy (which shall not constitute
notice) to:                              notice) to:

Corporate Reinsurance Risk Management
Hartford Life
200 Hopmeadow Street
Simsbury, CT 06089
Facsimile: (860) 843-5568

Reinsurance Counsel                      General Counsel
Hartford Life                            SCOR Life U.S. Re Insurance Co
200 Hopmeadow Street                     3900 Dallas Parkway, Suite 200
Simsbury, CT 06089                       Plano, TX 75093
Facsimile: (860) 843-8665                Facsimile: (469) 246-9535

Or such other address or fax number as either party may request by notice given under this Section. The foregoing shall not preclude the effectiveness of actual written notice given to a party at any address or by any means.

B.  Other Communications

All other communications will be sent to the contact either (a) provided by the receiving party or (b) identified in the course of the routine administration of this Agreement.

C.  Notices

All notices with regard to this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date when delivered personally; (ii) on the date sent via facsimile or electronic mail with proof of delivery; or
(iii) on the earlier of the date

Single Life Term YRT Treaty -- Effective 10/15/1999
Between HLIC and SCOR Life US
Amendment 6 -- Effective 01/01/2007
received or three (3) business days after any such notice was sent via nationally recognized courier or via first class mail, postage prepaid, return receipt requested.

Single Life Term YRT Treaty -- Effective 10/15/1999
Between HLIC and SCOR Life US
Amendment 6 -- Effective 01/01/2007

                                  ARTICLE XXIV

                             CREDIT FOR REINSURANCE

A. The parties intend that credit for reinsurance ceded under this Agreement shall be allowed the Ceding Company in its statutory financial statements filed in all jurisdictions in which the Ceding Company is licensed, accredited or otherwise authorized to transact business ("Credit"). The Reinsurer represents to the Ceding Company that it is properly licensed or accredited in all such jurisdictions except the state of New York and shall notify the Ceding Company immediately upon any change in or loss of such licensing or accreditation in accordance with Article XXIV.

B. In order for credit for reinsurance ceded under this Agreement to be allowed the Ceding Company in its statutory financial statements filed in the state of New York, the Reinsurer shall establish and maintain security at least equal to the Security Amount, at its sole expense, on a quarterly basis. Such security will be provided in the form of a clean, irrevocable letter of credit acceptable under Article XXVI and the insurance laws and regulations of New York Insurance Regulation 133.

C. The parties shall use best efforts to ensure that Credit shall remain available to the Ceding Company throughout the duration of this Agreement.

D. For purposes of this Article XXV, Security Amount mean amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses, unearned premiums and reinsurance recoverables on paid and unpaid losses. The Ceding Company shall calculate the Security Amount in accordance with the valuation laws, regulations and actuarial guidelines to which the Ceding Company is subject on each valuation date.

E. If the Reinsurer fails to establish or maintain security as set forth above, the Ceding Company may recapture the reinsurance ceded under this Agreement without fee. However, recapture shall not be construed as the sole remedy available to the Ceding Company.

Single Life Term YRT Treaty -- Effective 10/15/1999
Between HLIC and SCOR Life US
Amendment 6 -- Effective 01/01/2007

                                  ARTICLE XXV

                                LETTER OF CREDIT

A. The Reinsurer will provide at its own cost a letter of credit that is not less in value than the Security Amount, as defined above. The Ceding Company will provide to the Reinsurer an initial statement of the Security Amount, and thereafter annual statements of the Security Amount. A preliminary Security Amount statement will be provided to the Reinsurer no later than thirty (30) days before the end of each year that the Agreement remains in effect, and a statement of any final adjustments must be received by the Reinsurer before the 10th day prior to the last working day of each year.

B. Upon receipt of the initial Security Amount statement, the Reinsurer will promptly apply for and provide the Ceding Company with a clean, unconditional, evergreen and irrevocable letter of credit meeting the requirements of the State of New York and issued by a bank that is neither a parent, subsidiary, or affiliate of either the Ceding Company or the Reinsurer. The bank must be organized or licensed in the United States and must appear on the list of approved banks published by the Securities Valuation Office of the National Association of Insurance Commissioners.

C. The amount available for draw under the letter of credit, will at all times equal or exceed the Security Amount reported by the Ceding Company in its most recent Security Amount statement. If such statement shows that the Security Amount is greater than the amount available for draw under the letter of credit as of the statement date, the Reinsurer will provide an amendment to the letter of credit within thirty (30) days following delivery of such statement increasing the amount available for draw to the extent necessary. If the Security Amount statement shows that the Security Amount is less than the amount available for draw, the Reinsurer may provide an amendment to the letter of credit within thirty (30) days following delivery of such statement releasing any unneeded credit. The amount of any letter of credit required under this Article may be determined net of any portion of the Security Amount that is funds withheld in accordance with this Agreement.

D. Such letters of credit may be drawn upon at any time, notwithstanding any other provisions of this Agreement, and be utilized by the Ceding Company or any successor by operation of law of the Ceding Company, including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Ceding Company for the following purposes:

       1. to reimburse the Ceding Company for Reinsurer's share of premiums returned to the owners of the policies reinsured on account of cancellation of the policies;

       2. to reimburse the Ceding Company for Reinsurer's share of surrenders and benefits or losses paid by Ceding Company under the terms and provisions of the policies ceded under this Agreement;

       3. to fund an account with Ceding Company in an amount at least equal to the deduction, for reinsurance ceded, from Ceding Company's liabilities for policies ceded under this Agreement. Such amounts shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses and unearned

Single Life Term YRT Treaty -- Effective 10/15/1999
Between HLIC and SCOR Life US
Amendment 6 -- Effective 01/01/2007
            premiums. Ceding Company shall credit Reinsurer with interest on the amount in any such account at an annual rate equal to the 91 Day Federal Government Treasury plus 50 basis points, but not more than the "prime rate" as reported in the Wall Street Journal on the first business day of each calendar quarter; and

       4. to pay any other amounts Ceding Company claims are due under this Agreement.

E. The foregoing are to be applied without diminution because of insolvency on the part of Ceding Company or Reinsurer. Any letter of credit amount that is drawn in excess of the actual amounts required for subparagraphs (a), (b), and
(c) above, or, in the case of subparagraph (d), any amounts that are subsequently determined not to be due, shall be promptly returned to Reinsurer.

Single Life Term YRT Treaty -- Effective 10/15/1999
Between HLIC and SCOR Life US
Amendment 6 -- Effective 01/01/2007

                                   SCHEDULE B

                              BASIS OF REINSURANCE

LIFE PRODUCTS      Life reinsurance will be on the yearly renewable term
                   (YRT) basis for the amount at risk on the portion of the policy reinsured by Reinsurer. The amount at risk on a policy shall be the death benefit of the policy less the amount retained by the Ceding Company, less the cash value under the policy. The basis for determining Reinsurer' liability shall be the amount at risk used for computation of the reinsurance premium.

EXCHANGES          Exchanges from one single life plan reinsured under
                   this agreement to a different single life plan, for the purpose of allowing the policyowner premium flexibility (UL) or potentially higher investment return (VL), will be reinsured hereunder as new business at first year reinsurance rates if the new plan has been fully underwritten and has new contestable and suicide exclusion period. Otherwise, the reinsurance rates will be point-in-scale.

Single Life Term YRT Treaty -- Effective 10/15/1999
Between HLIC and SCOR Life US
Amendment 6 -- Effective 01/01/2007

                        AUTOMATIC YEARLY RENEWABLE TERM

                             REINSURANCE AGREEMENT

                                    between

                  HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                      and

                    GERLING GLOBAL LIFE REINSURANCE COMPANY

                            Effective: June 1, 2000

                                    ARTICLES

    I.  PARTIES TO THE AGREEMENT                                          2
   II.  REINSURANCE COVERAGE                                              2
  III.  LIABILITY                                                         4
   IV.  REINSURANCE PREMIUMS                                              5
    V.  OVERSIGHTS                                                        7
   VI.  CONVERSIONS                                                       7
  VII.  CHANGES, REDUCTIONS AND TERMINATIONS                              7
 VIII.  INCREASE IN RETENTION                                             9
   IX.  REINSTATEMENT                                                    10
    X.  EXPENSES                                                         10
   XI.  CLAIMS                                                           10
  XII.  EXTRA-CONTRACTUAL DAMAGES                                        13
 XIII.  INSPECTION OF RECORDS                                            13
  XIV.  DAC TAX - SECTION 1.848-2 (G)(8) ELECTION                        13
   XV.  INSOLVENCY                                                       14
  XVI.  OFFSET                                                           15
 XVII.  ARBITRATION                                                      15
XVIII.  TERMINATION                                                      16
  XIX.  ENTIRE AGREEMENT AND AMENDMENTS                                  17
   XX.  EFFECTIVE DATE                                                   17
  XXI.  EXECUTION                                                        18

                                   SCHEDULES
                               A. SPECIFICATIONS
                            B. BASIS OF REINSURANCE

                                    EXHIBITS
                            I. REINSURANCE PREMIUMS
                    II. RETENTION, BINDING, AND ISSUE LIMITS

                                   AMENDMENTS
                                    NUMBER 1

                           FOREIGN NATIONAL EXHIBITS
            I. UNDERWRITING GUIDELINES FOR FOREIGN NATIONAL BUSINESS
                         II. FOREIGN NATIONAL LOADINGS

All Schedules and Exhibits attached will be considered part of this Reinsurance
                                   Agreement.

                                   ARTICLE I

                            PARTIES TO THE AGREEMENT

This Agreement is between three Hartford Life Companies, Hartford Life Insurance Company, Hartford Life and Accident Insurance Company, and Hartford Life and Annuity Insurance Company (collectively referred to as the Ceding Company) and Gerling Global Life Reinsurance Company (referred to as the Reinsurer). The Reinsurer agrees that the terms and conditions of this Agreement shall apply to each of the Hartford Life Companies individually, unless otherwise set forth herein.

                                   ARTICLE II

                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below or on a facultative basis, subject to the requirements set forth in Section B below. The specifications for all reinsurance under this Agreement are provided in Schedule A.

A.  Requirements for Automatic Reinsurance

For risks which meet the requirements for automatic reinsurance as set forth below, Reinsurer will participate in a reinsurance pool whereby Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule
A. The requirements for automatic reinsurance are as follows:

1. The individual must be a resident of the United States or Canada at the time of application.

2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. Any risk falling into the category of special underwriting programs will be excluded from this Agreement unless previously agreed to by the Reinsurer via a written amendment.

3. Any risk offered on a facultative basis by the Ceding Company to the Reinsurer or any other company will not qualify for automatic reinsurance under this Agreement for the same risk and same life.

4.  The maximum issue age on any risk will be age 90.

5.  The mortality rating on each individual risk must not exceed Table 16,

Table P, [Redacted] or its equivalent, as shown in the Ceding Company's retention schedule, on a flat extra premium basis.

6. The total face amount of insurance for the Plans of Insurance in Schedule A to be reinsured on an automatic basis on a life must not exceed the Automatic Issue Limits in Exhibit II.

7. The total amount of insurance issued and applied for in all companies on each risk must not exceed the jumbo limits as stated in Exhibit II.

8. The Ceding Company shall retain it's maximum limit of retention for the age and risk classification of the insured, as shown in Exhibit II, either on previous insurance or insurance currently applied for.

B.  Requirements for Facultative Reinsurance

1. If the requirements for automatic reinsurance are met, but the Ceding Company prefers to apply for facultative reinsurance with the Reinsurer, or if the requirements for automatic reinsurance are not met and the Ceding Company applies for facultative reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers relating to the insurability of the individual risk for facultative reinsurance.

2. For applications for facultative reinsurance, Ceding Company will send copies of all of the papers relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or 120 days from the date of the final offer, unless accepted earlier.

3. Notwithstanding the above, if the requirements for automatic reinsurance are met except that the face amount of insurance applied for is greater than the Automatic Issue Limit, but does not exceed the Auto Process Limit, then the Ceding Company will submit to the Lead Reinsurer, (as designated in Schedule A), all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the Pool should reinsure the risk, and, if so, on what basis. The Lead Reinsurer shall provide Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other Pool members. This process shall be known as Automatic Processing and subject to the limitations in Exhibit II.

C.  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

1. The requirements for automatic reinsurance specified in Article II must be met except that the total amount of insurance issued and applied for in all companies on each risk has exceeded the jumbo limits set forth in Exhibit Ii.

2. The arrangement is available on all policy forms covered under this Reinsurance Agreement except for term life insurance products.

3. The ceded risk is subject to the Facultative Obligatory Automatic Binding Limits as stated in Exhibit II.

4. The ceded risk is subject to the Facultative Obligatory Automatic Issue Limit is as stated in Exhibit II.

5. The Reinsurer provides the minimum facultative obligatory capacity as stated in Exhibit I. However, to the extent that Reinsurer has already filled its available capacity on the risk, the Reinsurer may reduce the provided capacity by notifying the Ceding Company of the reduced capacity. Such notification must occur within 2 business days of the Ceding Company's request for facultative obligatory capacity on that risk.

D.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E.  Policy Forms.

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

                                  ARTICLE III

                                   LIABILITY

A. The Reinsurer's liability for automatic reinsurance coverage will begin simultaneously with the Ceding Company's liability except for those risks which qualify for automatic reinsurance but are submitted on a facultative basis.

B. The Reinsurer's liability for facultative reinsurance coverage on the individual risk will begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted the application for facultative reinsurance and the Ceding Company has accepted the offer.

C. In no event shall the reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the ceding company was not properly licensed.

D. The Reinsurer's liability for reinsurance coverage on each risk will terminate when the Ceding Company's liability terminates.

E. The liability of each pool member shall be separate and not joint with the other pool members.

F. Payment of reinsurance premiums is a condition precedent to reinsurance coverage.

G. The Reinsurer shall establish reserves on Reinsurer's portion of the policy on the reserve basis specified in Schedule B.

                                   ARTICLE IV

                              REINSURANCE PREMIUMS

A.  Computation.

Premiums for reinsurance under this Agreement will be computed as described in
Exhibit I.

B.  Premium Accounting.

1.  Payment of Reinsurance Premiums.

For automatic and facultative reinsurance, following the close of each calendar month, the Ceding Company will send the Reinsurer a statement and a listing of new business, changes and terminations.

If a net reinsurance premium balance is payable to the Reinsurer, the Ceding Company will forward this balance within (30) thirty days after the close of each month.

If a net reinsurance premium balance is payable to the Ceding Company, the balance due will be subtracted from the reinsurance premium payable by Ceding Company for the current month. The Reinsurer shall pay any remaining balance due the Ceding Company thirty days after the Ceding

Company submits the statement.

2.  Non-Payment of Premium

If reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks on those policies listed on the delinquent monthly statement by giving the Ceding Company ninety days' advance written notice. If the delinquent premiums have not been paid as of the close of the ninety-day period, the Reinsurers liability will terminate for the risks described in the delinquency notice.

Regardless of the termination, the Ceding Company will continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned.

3.  Reinstatement

The Ceding Company may reinstate the risks terminated due to non-payment of reinsurance premium within sixty days after the effective date of termination by paying the unpaid reinsurance premiums for the risks in force prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement will be the date the required back premiums are received.

4.  Currency

The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

5.  Detailed Listing

Upon request, the Ceding Company will electronically send the Reinsurer a detailed listing of all reinsurance, including reserves, of all automatic reinsurance in force as of the close of the immediately preceding calendar year.

The amount of reserves calculated on the reinsured policies in force as of December 31st of the preceding year must be certified by the Ceding Company's valuation actuary and be sent to the Reinsurer within 31 days of the close of the calendar year.

6.  Guaranteed Rates

Reinsurance premium rates are guaranteed for one year. The Reinsurer reserves the right to increase the reinsurance rates, but not above the statutory valuation net premium rates in the second year and later. If this right is exercised, an allowance will be payable such that the net rate (original rate less allowance) following the rate increase remains unchanged from the original rate prior to the increase. In the event the Ceding Company increases the cost of insurance rates charged to the policyowner, the net rate of the Reinsurer will increase in like proportion.

                                   ARTICLE V

                                   OVERSIGHTS

If there is an unintentional oversight or misunderstanding in the administration of this Agreement by Ceding Company or Reinsurer, it can be corrected provided the correction takes place within a reasonable time after the oversight or misunderstanding is first discovered. Both Ceding Company and the Reinsurer will be restored to the position they would have occupied had the oversight or misunderstanding not occurred.

                                   ARTICLE VI

                                  CONVERSIONS

Conversions from existing term plans of insurance reinsured under this Agreement will be reinsured using the YRT premiums attached as Exhibit I on a point-in-scale basis up to the original face amount. The converted policy will be reinsured with the Reinsurer in the same proportion as was determined for the original term policy.

                                  ARTICLE VII

                      CHANGES, REDUCTIONS AND TERMINATIONS

A.  Replacement or Change

If there is a contractual change or non-contractual replacement of the insurance reinsured under this Agreement where full underwriting evidence according to the Ceding Company's regular underwriting rules is not required, the insurance may continue to be reinsured with the Reinsurer provided it meets the minimum reinsurance cession amount stated in Schedule A. If a non-contractual change is requested on a facultatively reinsured policy, the Reinsurer must consent to the change.

B.  Increases or Decreases

1.  If the policy face amount of a risk reinsured automatically under this

Agreement increases and:

       a. The increase is subject to new underwriting evidence, then the provisions of Article II, Section A, shall apply to the increase in reinsurance.

       b. The increase is not subject to new underwriting evidence, then Reinsurer will accept automatically the increase in reinsurance but not to exceed the automatic binding limit.

2. If the policy face amount increases, the Ceding Company's retention will be filled first, then any remaining risk of the increase will be ceded to the Reinsurer as of the effective date of the increase. If the policy face amount is reduced, the reinsurance will be reduced first, thereby maintaining the Ceding Company's retention. Reinsurer will refund to Ceding Company all unearned reinsurance premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in this Article.

3. In the event of a reduction in the face amount of a policy which was ceded facultatively, the Reinsurer's percentage of the reduced face amount should be the same percentage of the initial reinsurance ceded.

4. Increases in face amount of policies reinsured on a facultative basis, will be submitted to the Reinsurer for acceptance.

C.  Reduction in Retained Coverage

If any portion of the aggregate insurance retained by Ceding Company on an individual life reduces or terminates any reinsurance under this Agreement based on the same life may also be reduced or terminated. Ceding Company will reduce the reinsurance by applying the retention limits that were in effect at the time each policy was issued. Ceding Company will not be required to retain an amount in excess of its regular retention limit for the age, mortality rating and risk classification at the time of issue for any policy on which reinsurance is being reduced.

The reinsurance to be terminated or reduced will be determined by chronological order in which the reinsurance was first reinsured, thereby reducing or terminating the oldest risks first.

D.  Multiple Reinsurers

If a risk is shared by more than one Reinsurer, Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk.

E.  Termination

If the policy for a risk reinsured under this Agreement is terminated, the reinsurance for the risk involved will be terminated on the effective date of termination.

F.  Facultative

On facultative reinsurance, if Ceding Company wishes to reduce the mortality rating, this reduction will be subject to and reinsured under the facultative provisions of this Agreement.

                                  ARTICLE VIII

                             INCREASE IN RETENTION

A.  If the Ceding Company should increase the retention limits as listed in
Exhibit II, prompt written notice of the increase must be given to the Reinsurer.

B. In the event of an increase in retention, the Ceding Company will have the option of recapturing the reinsurance under this Agreement when the retention limit increases. The Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within ninety days after the effective date of the increase.

C.  If the Ceding Company exercises its option to recapture, then

1. The Ceding Company must reduce the reinsurance on each individual life on which the Ceding Company retained the maximum retention limit for the age and mortality rating that was in effect at the time the reinsurance was ceded to the Reinsurer.

2. No recapture will be made to reinsurance on an individual life if (a) the Ceding Company retained a special retention limit less than the maximum retention limit in effect at the time the reinsurance was ceded to the Reinsurer, or if (b) the Ceding Company did not retain insurance on the risk.

3. The Ceding Company must increase its total amount of insurance on the risk up to the new retention limit by reducing, the reinsurance. If a risk is shared by more than one Reinsurer, the Reinsurer's percentage of the reduced reinsurance will be the same as the initial percentage on the individual risk.

4. Upon increasing the retention limit, the reduction in reinsurance will become effective on the next annual premium anniversary of those policies that have been inforce for at least ten (10) years.

                                   ARTICLE IX

                                 REINSTATEMENT

If an insurance policy lapses for nonpayment of premium and is reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Automatic Cases:

The Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance premiums under the policy. When the Ceding Company reinstates the policy, the reinsurance will be automatically reinstated.

B.  Facultative Cases:

If the Ceding Company requires reinstatement evidence of insurability, the Ceding Company will submit it to the Reinsurer for approval. In such cases, the Reinsurer's approval is required for the reinsurance to be reinstated. Upon the Reinsurer's approval, the Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance premium under the policy.

                                   ARTICLE X

                                    EXPENSES

The Ceding Company must pay the expense of all medical examinations, inspection fees and other charges in connection with the issuance of the insurance.

                                   ARTICLE XI

                                     CLAIMS

A.  Liability

If the Ceding Company is liable for insurance benefits on a policy reinsured under this Agreement, the Reinsurer shall be liable for its portion of the reinsurance on that policy, as described in Schedule A. All reinsurance claim settlements will be subject to the terms and conditions of the particular contract under which the Ceding Company is liable.

B.  Notification

When the Ceding Company is advised of a claim, the Reinsurer must be notified promptly.

C.  Claim Payment

1.  Automatic Reinsurance on a Risk

If a claim is made on a risk reinsured automatically under this Agreement and is not contested by the Ceding Company, Reinsurer will abide by the issue as the Ceding Company settles it. Copies of proofs or other written matters relating to any claim reimbursements under this Agreement shall be furnished to the Reinsurer upon written request. The Ceding Company will receive payment of the reinsurance proceeds from the Reinsurer when the Ceding Company makes the settlement of the policy proceeds and delivers a copy of the proof of death, check copy or proof of payment and the claimant's statement to the Reinsurer.

2.  Facultative Reinsurance on a Risk

If a claim is made on a risk reinsured facultatively under this Agreement, the Ceding Company shall submit to Reinsurer all relevant and/or requested documents and papers related to the claim along with Ceding Company's recommendation. Ceding Company shall then wait five days from the date of mailing during which time Reinsurer shall have the opportunity to advise Ceding Company of its consent or disagreement with the recommendation. In the event Reinsurer does not contact Ceding Company within the five-day period, Reinsurer shall be deemed to have approved the recommendation and Ceding Company shall be authorized to act accordingly. The Ceding Company will receive payment of the reinsurance proceeds from Reinsurer when Ceding Company makes the settlement of the policy proceeds and delivers proof of payment to the Reinsurer.

3.  Payment of Reinsurance Proceeds

Payment of life reinsurance proceeds will be made in a single sum regardless of the Ceding Company's mode of settlement with the payee. The Reinsurer shall reimburse the Ceding Company for its proportionate share of any interest paid by the Ceding Company. Participation in accrued interest by the Reinsurer shall be in accordance with the applicable state statutory regulations.

D.  Contested Claims

The Ceding Company must promptly notify the Reinsurer of any intent to contest a claim reinsured under this Agreement or to assert defenses. If the Ceding Company's contest of such claim results in the increase or reduction of liability, the Reinsurer will share in this increase or reduction. The Reinsurer's share of the increase or decrease shall be proportional to their share of the met amount at risk on the date of death of the insured.

If the Reinsurer should decline to participate in the contest or assertion of defenses, the Reinsurer will then release all of the liability by paying the Ceding Company the full amount of reinsurance and not sharing in any subsequent increase or reduction in liability.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or reduced because of misstatement of age or sex established after the death of the insured, the Reinsurer will share with the Ceding Company in this increase or reduction.

F.  Routine Expenses

The Ceding Company will pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agent and employees and the cost of routine investigations such as inspection reports.

G.  Non-Routine Expenses

The Reinsurer will share with the Ceding Company all expenses that are not routine. Expenses that are not routine are those directly incurred in connection with the contest or the possibility of a contest of a claim or the assertion of defenses, including legal expenses. The expenses will be shared in proportion to the net amount at risk for the Ceding Company and Reinsurer. However, if the Reinsurer has released the liability under Section D of this Article, the

Reinsurer will not share in any expenses incurred after the date of the Reinsurer's release.

H.  Contestable Period

If, during the contestable period, Ceding Company is notified of the death of the insured, the Ceding Company will investigate the case.

I.  Return of Premium for Misrepresentations and Suicides

If a misrepresentation or misstatement on an application or a death of an insured risk by suicide results in the Ceding Company returning the policy premiums to the policy owner rather than paying the policy benefits, the Reinsurer will refund all of the reinsurance premiums it received on that policy to the Ceding Company. This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on that policy under this Agreement.

                                  ARTICLE XII

                           EXTRA-CONTRACTUAL DAMAGES

In no event will the Reinsurer have any liability for any extra-contractual settlements or damages including but not limited to compensatory, consequential, exemplary, bad faith or punitive which are awarded against the Ceding Company as a result of acts, omissions or course of conduct committed by the Ceding Company or its agents in connection with the insurance reinsured under this Agreement.

However, in situations in which the Reinsurer was an active party in the act, omission or course of conduct which ultimately results in the assessment of such damages, the Reinsurer will participate in the extra-contractual payment. The extent of such sharing is dependent on good faith assessment of culpability in each case, but all factors being equal, the division of any such assessment would be in the proportion of total risk accepted by each party for the plan of insurance involved.

                                  ARTICLE XIII

                             INSPECTION OF RECORDS

Each party will have the right, at any reasonable time and upon reasonable notice, to inspect the other party's books and documents that relate to reinsurance under this Agreement.

                                  ARTICLE XIV

                                    DAC TAX
                         SECTION 1.848-2(g)(8) ELECTION

A. The Reinsurer and the Ceding Company hereby agree to the following pursuant to section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992 under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective for 1993 and for all subsequent taxable years for which this Agreement remains in effect.

B.  The terms used in this Article are defined by reference to Regulation
Section 1.848-2 in effect December 1992.

C. The party with net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deduction limitation of section 848(c)(1).

D. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

E. The Ceding Company will submit to the Reinsurer by May 1st of each year a schedule of the calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that such net consideration will be reported in the tax return for the preceding calendar year.

F. The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company in writing within 30 days of receipt of Ceding Company's calculation. If the Reinsurer does not notify the Ceding Company, Reinsurer will report the net consideration as determined by the Ceding Company in the tax return for the preceding calendar year.

G. If the Reinsurer contests the Ceding Company's calculation of the net consideration, both parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits their alternative calculation. If both parties reach agreement on an amount of net consideration, both parties shall report such amount in their respective tax returns for the previous calendar year.

                                   ARTICLE XV

                                   INSOLVENCY

A.  Insolvency of Reinsurer

If the Reinsurer becomes insolvent as determined by the Department of Insurance responsible for such determination, amounts due the Reinsurer will be paid net of the terms of this Agreement and directly to the liquidator, receiver, or statutory successor without decrease. The Ceding Company without charge may recapture all reinsurance ceded under this Agreement or penalty as of the date Reinsurer fails to meet its obligations under this Agreement.

B.  Insolvency of Ceding Company

If Hartford Life Insurance Company, Hartford Life and Accident Insurance Company or Hartford Life and Annuity Insurance Company should become insolvent, all reinsurance under this Agreement covering risks ceded by that particular company will be payable by Reinsurer directly to that Company's liquidator, receiver or statutory successor, on the basis of the liability of that Company under the policy or policies reinsured and without diminution because of the insolvency of the Company. However, in the event of such insolvency, the liquidator, receiver or statutory successor will give written notice of a pending claim against Ceding Company on the reinsured policy. It will do so within a reasonable time after the claim is filed in the insolvency proceedings. During the pendency of such a claim, Reinsurer may investigate the claim and may, at its own expense, interpose any defense or defenses which it may deem available to the insolvent Company, its liquidator, receiver or statutory successor, in the proceedings where the claim is to be adjudicated.

The expense thus incurred by Reinsurer will be chargeable against the insolvent Company, subject to court approval, as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the insolvent Company solely as a result of the defense undertaken by Reinsurer.

Where two or more Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expense will be apportioned in accord with the terms of the reinsurance agreement as though the expense had been incurred by the insolvent Company.

It is agreed that the insolvency of any one of the Hartford Life Companies shall not affect this Agreement as it applies to the remaining solvent companies.

                                  ARTICLE XVI

                                     OFFSET

Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement or with respect to any other claim of one party against the other are deemed mutual debts or credits, as the case may be, and shall be set off, and only the balance shall be allowed or paid. In the event the Ceding Company becomes insolvent, offsets shall be allowed in accordance with applicable law.

                                  ARTICLE XVII

                                  ARBITRATION

Any disagreement, controversy, or claim arising out of or relating to this Agreement between the Reinsurer and any one of the Hartford Life Companies will be settled by arbitration. There will be three arbitrators chosen among current or retired officers of life insurance companies other than parties or their affiliates. Each party to the dispute will appoint one of the arbitrators and these two arbitrators will select the third arbitrator. In the event that either party should fail to choose an arbitrator within 30 days following a written request by the other party to do so, the requesting party may choose two arbitrators who shall in turn choose a third arbitrator before entering upon arbitration. If the two arbitrators fail to agree upon the selection of a third arbitrator within 30 days following their appointment, each arbitrator shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

Arbitration will be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association that will be in effect on the date of delivery of demand for arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. The site of any arbitration will be determined by a majority vote of the arbitrators. All expenses and fees of the arbitration will be borne equally by the parties unless otherwise decreed by the arbitrators.

The award agreed to by a majority of the arbitrators will be final and binding and there will be no appeal from their decision. Judgment may be entered upon it in any court having jurisdiction.

                                 ARTICLE XVIII

                                  TERMINATION

A. Each Hartford Life Insurance Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving (90) ninety days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the (90) ninety-day period.

B. During the (90) ninety-day period, this Agreement will continue to be in force between the terminating parties.

C. After termination, the terminating parties shall remain liable under the terms of this Agreement for all automatic reinsurance that becomes effective prior to termination of this Agreement. After termination the terminating parties shall be liable for all automatic and facultative reinsurance which has an application date on or before the effective date of the termination.

D. Termination by one or two of the Hartford Life Companies shall not affect this Agreement as it relates to the non-terminating Hartford Life Company (ies).

                                  ARTICLE XIX

                         ENTIRE AGREEMENT AND AMENDMENT

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits, shall constitute the entire agreement between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the amendment.

                                   ARTICLE XX

                                 EFFECTIVE DATE

The provisions of this Agreement shall be effective with respect to policies issued on or after June 1, 2000.

                                  ARTICLE XXI

                                   EXECUTION

GERLING GLOBAL LIFE REINSURANCE COMPANY

By       [ILLEGIBLE]                    Attest   [ILLEGIBLE]
         -----------------------------           -----------------------------
Title    Vice President Marketing       Title    Vice President -- Finance
Date     19 July, 2001                  Date     July 19, 2001

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By       /s/ Timothy M. Fitch           Witness  /s/ Thomas P. Kalmbach
         -----------------------------           -----------------------------
         Timothy M. Fitch, FSA,                  Thomas P. Kalmbach,
         CLU                                     FSA, MAAA
         Vice President                          Director, Individual Life
         Individual Life Product &               Pricing
         Marketing
Date     8/7/2000                       Date     8/8/2000

                                   SCHEDULE A

                                 SPECIFICATIONS

TYPE OF BUSINESS                          Individual life insurance issued
                                          by the Ceding Company
REINSURANCE POOL SHARE                    [Redacted]
FACULTATIVE OBLIGATORY                    [Redacted]

PLANS OF INSURANCE
POLICY TYPES                              RIDERS
----------------------------------------------------------------------------------
Interest Sensitive Whole Life             Other Covered Insured (UL)
Stag Universal Life                       Term Rider (on base or other insured)
ART, 5, and 10 Yr Term (NY)               Additional Insurance Benefit Rider
                                          (ISWL)
Stag Variable Life                        Increase in Coverage Option Rider (VL)
Artisan Variable Life                     Cost of Living Rider (UL)
Protector Variable Life                   Waiver of Premium
One Year Term                             ADB Benefit (not reinsured)
Accumulator Variable Life                 Deduction Amount Waiver Rider
Life Solutions I UL                       Waiver of Monthly Deduction
Life Solutions II UL                      Additional Purchase Option Rider
LBS I UL
Universal Life V
20 Year Term
Single Premium Variable Life
(fully underwritten only)
MINIMUM REINSURANCE CESSION               [Redacted]
LEAD REINSURER                            Lincoln National Life

                                   SCHEDULE B

                              BASIS OF REINSURANCE

LIFE PRODUCTS    Life reinsurance will be on the yearly renewable term
                 (YRT) basis for the amount at risk on the portion of the policy reinsured by Reinsurer. The amount at risk on a policy shall be the death benefit of the policy less the amount retained by the Ceding Company, less the cash value under the policy. The basis for determining
                 Reinsurer's liability shall be the amount at risk used for computation of the reinsurance premium.

EXCHANGES        Exchanges from one single life plan reinsured under this
                 agreement to a different single life plan, for the purpose of allowing the policyowner premium flexibility
                 (UL) or potentially higher investment return (VL), will be reinsured hereunder as new business at first year reinsurance rates if the new plan has been fully underwritten and has new contestable and suicide exclusion periods. Otherwise, the reinsurance rates will be point-in-scale.

RESERVE BASIS    Reserves are calculated according to the applicable CRVM
                 methodology, interest rate and mortality table. The mortality tables used are male/female. smoker distinct.
                 age last birthday and ultimate.

                                   EXHIBIT I

                              REINSURANCE PREMIUMS

1.  LIFE REINSURANCE PREMIUM

[Redacted]

2.  FLAT EXTRA PREMIUMS

The flat extra premium will be the annual flat extra premium which the Ceding Company charges the insured on that amount of the insurance reinsured less the following allowances:

[Redacted]

DURATION OF FLAT EXTRA PREMIUM              FIRST YEAR      RENEWAL YEARS
--------------------------------------------------------------------------

3.  PREMIUM TAX

Premium tax will not be reimbursed.

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. Our retention on both types of waivers is proportional to our retention on the death benefit.

                                   EXHIBIT II

                SINGLE LIFE RETENTION, BINDING, AND ISSUE LIMITS
                               Effective 6/1/2000

RETENTION LIMIT
Issue Age    Standard -- Table F    Table G -- Table P [Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
Issue Age    Standard -- Table F    Table G -- Table P [Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
Issue Age    Standard -- Table F    Table G -- Table P [Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)
Issue Age    Standard -- Table F    Table G -- Table P [Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
Issue Age    Standard -- Table F    Table G -- Table P [Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
Issue Age    Standard -- Table F    Table G -- Table P [Redacted]

JUMBO LIMIT
Issue Age    Standard -- Table F    Table G -- Table P [Redacted]

                                                                          [LOGO]
                                                                          REVIOS

December 8, 2003

Mr. Paul Kenneson                                 Paul Chiarvesio, ACS, ARA
Individual Life Product Management                Manager, Treaties
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street                              Tel: (416) 542-1744
Simsbury, CT 06089                                Fax: (416) 598-9869
United States of America                          paul.chiarvesio@revios.us

Subject:  Hartford Life and Accident Insurance Company
          Hartford Life Insurance Company

Dear Mr. Kenneson,

This letter is to notify you of the recent changes at Gerling Global Re. Effective October 13, 2003, Gerling Global Life Reinsurance Company has changed its name to REVIOS REINSURANCE U.S. INC. As a result of this name change, all references in the Reinsurance Agreement(s) and Amendment(s) to the "Reinsurer" or "Gerling" (as appropriate) between our two companies shall be deemed to be references to REVIOS REINSURANCE U.S. INC.

This name change does not alter or modify the Reinsurance Agreement(s) with your Company other than as set forth in this notification, and it is therefore subject to all terms and conditions of the Reinsurance Agreement(s), together with all Amendments attached hereto.

Please note the following important company information for your records and reporting purposes:

Company Name:                REVIOS REINSURANCE U.S.INC.
NAIC Group Code:             0604
NAIC Company Code:           87017
FEIN#:                       62-1003368
State of Domicile:           California

All treaty documents should continue to be sent as usual to our Toronto office shown above. All your contact personnel will also remain the same.

Please consider this letter to be your official notification of the name change. Please copy this letter and retain a copy with each applicable Reinsurance Agreement. Should you have any questions regarding any of the above, please do not hesitate to contact me.

Sincerely,

/s/ [ILLEGIBLE]                                       Revios Reinsurance

                                                      480 University
                                                      Avenue
                                                      Toronto, Ontario
                                                      Canada
                                                      M5G 1V6

                                                      www.revios.us

                                                                          [LOGO]
                                                                          REVIOS

December 8, 2003

Mr. Paul Kenneson                                 Paul Chiarvesio, ACS, ARA
Individual Life Product Management                Manager, Treaties
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street                              Tel: (416) 542-1744
Simsbury, CT 06089                                Fax: (416) 598-9869
United States of America                          paul.chiarvesio@revios.us

Subject:  Hartford Life and Annuity Insurance Company

Dear Mr. Kenneson,

This letter is to notify you of the recent changes at Gerling Global Re. Effective October 13, 2003 Gerling Global Life Insurance Company (U.S. Branch) has changed its name to REVIOS REINSURANCE CANADA LTD. (U.S. BRANCH) As a result of this name change, all references in the Reinsurance Agreement(s) and Amendment(s) to the "Reinsurer" or "Gerling" (as appropriate) shall be deemed to be references to REVIOS REINSURANCE CANADA LTD. (U.S. BRANCH)

This name change does not alter or modify the Reinsurance Agreement(s) with your Company other than as set forth in this notification, and it is therefore subject to all terms and conditions of the Reinsurance Agreement(s), together with all Amendments attached hereto.

Please note the following important company information for your records and reporting purposes:

Company Name:              REVIOS REINSURANCE CANADA LTD. (U.S.BRANCH)
NAIC Group Code:           0604
NAIC Company Code:         92673
FEIN#:                     95-3549246
Port of Entry:             California

All treaty documents should continue to be sent as usual to our Toronto office shown above. All your contact personnel will remain the same.

Please consider this letter to be your official notification of the name change. Please copy this letter and retain a copy with each applicable Reinsurance Agreement. Should you have any questions regarding any of the above, please do not hesitate in contacting me.

Sincerely,

/s/ [ILLEGIBLE]                                       Revios Reinsurance

                                                      480 University
                                                      Avenue
                                                      Toronto, Ontario
                                                      Canada
                                                      M5G 1V6

                                                      www.revios.us

[LOGO]
SCOR GLOBAL LIFE

PAUL CHIARVESIO, ACS, ARA
Consultant, Treaties

April 24, 2008

Mr. Kevin M. Reopel, FSA, MAAA
Director, Reinsurance
Individual Life
Hartford Life Insurance Companies
200 Hopmeadow Street
Simsbury, Connecticut 06089
U.S.A.

Dear Kevin,

As you are aware, the Revios companies were acquired by SCOR in late 2006 and as part of the ongoing process of Integrating, several changes will be required to our Reinsurance Agreement(s).

The purpose of this letter is to notify you that effective November 14, 2007, Revios Reinsurance U.S. Inc. changed its name to SCOR Global Life Re Insurance Company of Texas.

As a result of this name change, all references in the Reinsurance Agreement(s) and Amendment(s) to the "Reinsurer" or "Revios" (as appropriate) between our two companies shall be deemed to be references to SCOR Global Life Re Insurance Company of Texas.

This name change does not alter or modify the Reinsurance Agreement(s) with your Company other than as set forth in this notification, and it is therefore subject to all terms and conditions of the Reinsurance Agreement(s), together with all Amendments attached hereto. Please note that this name change does not affect the NAIC Company number or the FEIN number. These are:

NAIC #: 87017
FEIN#: 62-1003368

Redomestication has taken place and the state of domicile has changed to Texas.

All treaty documents should continue to be sent as usual to our office in Piano, Texas. All your contact personnel will also remain the same.

Please consider this letter to be your official notification of the name change and ask that you place a copy with each applicable Reinsurance Agreement.

Should you have any questions regarding any of the above, please do not hesitate to contact us.

Sincerely,
/s/ Illegible

SCOR Global Life US Re Insurance Company   Tel (416) 304-6537
Brookfield Place, TD Canada Trust Tower    Fax (416) 365-9393
151 Bay Street, Suite 5000                 E-Mail: pchiarvesio@scor.com
Toronto Ontario, Canada M5J 2S1

               ASSUMING COMPANY TREATY ILDTAI RR & TT 200712.xls

                                   [Redacted]

                               AMENDMENT NUMBER 1

This Amendment, effective June 1, 2000, is made by and between the three Hartford Life Companies, HARTFORD LIFE INSURANCE COMPANY, HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (collectively referred to as the Ceding Company) AND GERLING GLOBAL LIFE REINSURANCE COMPANY (referred to as the Reinsurer). It is attached to and becomes a part of the Automatic Yearly Renewable Term Reinsurance Agreement dated June 1, 2000.

The Reinsurer and Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

EXECUTION

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto. It is executed in duplicate by:

GERLING GLOBAL LIFE REINSURANCE COMPANY

By       /s/ [ILLEGIBLE]                 Attest   /s/ [ILLEGIBLE]
         ------------------------------           ------------------------------
Title    Vice President Marketing        Title    Vice President - Finance
Date     19 July 2001                    Date     July 19, 2001

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By       /s/ Timothy M. Fitch            Witness  /s/ Tom Kalmbach
         ------------------------------           ------------------------------
         Timothy M. Fitch, FSA, CLU               Tom Kalmbach, FSA, MAAA
         Vice President Individual Life           Director Individual Life
         Product & Marketing                      Product Development
Date     8/7/2000                        Date     8/8/2000

                           FOREIGN NATIONAL EXHIBIT I

             UNDERWRITING GUIDELINES FOR FOREIGN NATIONAL BUSINESS

                                   [Redacted]

                          FOREIGN NATIONAL EXHIBIT II

              FOREIGN NATIONAL LOADINGS PER $1,000 OF FACE AMOUNT

                                   [Redacted]

                               AMENDMENT NUMBER 2

This Amendment, effective June 1, 2000, is made by and between the three Hartford Life Companies, HARTFORD LIFE INSURANCE COMPANY, HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (collectively referred to as the Ceding Company) and GERLING GLOBAL LIFE REINSURANCE COMPANY(referred to as the Reinsurer). It is attached to and becomes a part of the Automatic Yearly Renewable Term Reinsurance Agreement dated June 1, 2000.

Although the Reinsurer is not participating, the Reinsurer agrees that effective June 1, 2000, the Ceding Company will be allowed to participate in a Table Two to Standard Program as outlined in the Table Two to Standard Program Exhibit I.

EXECUTION

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto. It is executed in duplicate by:

GERLING GLOBAL LIFE REINSURANCE COMPANY

By     /s/ [ILLEGIBLE]                 Attest /s/ [ILLEGIBLE]
       ------------------------------         ------------------------------
Title  Vice President Marketing        Title  Vice President - Finance
Date   19. July. 2001                  Date   July 19, 2001

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By     /s/ Timothy M. Fitch            Witness  /s/ Tom Kalmbach
       ------------------------------           ------------------------------
       Timothy M. Fitch, FSA, CLU               Tom Kalmbach, FSA, MAAA
       Vice President Individual Life           Director Individual Life
       Product & Marketing                      Product Development
Date   8/7/2000                        Date     8/8/2000

                                   EXHIBIT I
               TABLE 2 TO STANDARD PROGRAM EFFECTIVE JUNE 1, 2000

                                   [Redacted]

                               AMENDMENT NUMBER 3

This Amendment is made by and between the three Hartford Life Companies, HARTFORD LIFE INSURANCE COMPANY, HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (collectively referred to as the Ceding Company) AND GERLING GLOBAL LIFE REINSURANCE COMPANY (referred to as the Reinsurer). It is attached to and becomes a part of the Automatic Yearly Renewable Term Reinsurance Agreement dated June 1, 2000 (referred to as the Reinsurance Agreement).

1. Effective October 1, 2000, Schedule A of the Reinsurance Agreement shall be amended to reflect the inclusion of the Guaranteed Cost of Insurance Benefit Rider. This Rider shall be reinsured under the terms of this Reinsurance Agreement if and only if the policy to which the Rider is attached has a face
amount equal to or greater than            . A revised Schedule A is attached
and shall replace the existing Schedule A.

2. This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

GERLING GLOBAL LIFE REINSURANCE COMPANY

By       /s/ [ILLEGIBLE]                 Attest   /s/ [ILLEGIBLE]
         ------------------------------           ------------------------------
Title    Vice President Marketing        Title    Vice President -- Finance
Date     19 July, 2001                   Date     July 19, 2001

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By       /s/ Timothy M. Fitch            Attest   /s/ Tom Kalmbach
         ------------------------------           ------------------------------
         Timothy M. Fitch, FSA, CLU               Tom Kalmbach, FSA, MAAA
         Vice President                           Director
         Individual Life Product &                Individual Life Product
         Marketing                                Development
Date     2/13/2001                       Date     2/16/2001

                                   SCHEDULE A
                                 SPECIFICATIONS
                               (OCTOBER 1, 2000)

TYPE OF BUSINESS    Individual life insurance issued by the Ceding Company

REINSURANCE POOL SHARE [Redacted]

FACULTATIVE OBLIGATORY [Redacted]

PLANS OF INSURANCE POLICY TYPES                                                    RIDERS
--------------------------------------------------------------------------------------------------------------
Interest Sensitive Whole Life                                 Other Covered Insured (UL)
Stag Universal Life                                           Term Rider (on base or other insured)
ART, 5, and 10 Yr Term (NY)                                   Additional Insurance Benefit Rider (ISWL)
Stag Variable Life                                            Increase in Coverage Option Rider (VL)
Artisan Variable Life                                         Cost of Living Rider (UL)
Protector Variable Life                                       Waiver of Premium
One Year Term                                                 ADB Benefit (not reinsured)
Accumulator Variable Life                                     Deduction Amount Waiver Rider
Life Solutions I UL                                           Waiver of Monthly Deduction
Life Solutions II UL                                          Additional Purchase Option Rider
LBS I UL                                                      Guaranteed COI Benefit Rider
Universal Life V
20 Year Term
Single Premium Variable Life (fully underwritten only)

MINIMUM REINSURANCE CESSION [Redacted]

LEAD REINSURER                                      Lincoln National Life

                               AMENDMENT NUMBER 4

This Amendment is made by and between the three Hartford Life Companies, HARTFORD LIFE INSURANCE COMPANY, HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (collectively referred to as the Ceding Company) AND GERLING GLOBAL LIFE REINSURANCE COMPANY (referred to as the Reinsurer). It is attached to and becomes a part of the Automatic Yearly Renewable Term Reinsurance Agreement dated June 1, 2000 (referred to as the Reinsurance Agreement).

Effective June 1, 2002, the reinsurance rates per thousand for Protector Variable Life and Accumulator Variable Life are replaced by the ALB annual premium rates attached for both new business and in force policies. These ALB annual premium rates replace the ALB annual premium rates for Protector Variable Life and Accumulator Variable Life attached to Exhibit I.

GERLING GLOBAL LIFE REINSURANCE COMPANY

By       /s/ [ILLEGIBLE]                 Attest   /s/ [ILLEGIBLE]
         ------------------------------           ------------------------------
Title    Vice President Marketing        Title    Vice President - Finance
Date     28 April 2003                   Date     April 28/03

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By       /s/ Timothy M. Fitch            Attest   /s/ Thomas P. Kalmbach
         ------------------------------           ------------------------------
         Timothy M. Fitch, FSA, CLU               Thomas P. Kalmbach, FSA, MAAA
         Senior Vice President                    Assistant Vice President
         Individual Life Product &
         Marketing
Date     3/4/2003                        Date     2/28/2003

                               AMENDMENT NUMBER 5

This Amendment is made by and between the three Hartford Life Companies, HARTFORD LIFE INSURANCE COMPANY, HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (collectively referred to as the Ceding Company) AND GERLING GLOBAL LIFE REINSURANCE COMPANY (referred to as the Reinsurer). It is attached to and becomes a part of the Automatic Yearly Renewable Term Reinsurance Agreement dated June 1, 2000 (referred to as the Reinsurance Agreement).

Effective June 1, 2000, the Reinsurer and the Ceding Company agree to the following:

1.   Article XIX shall be replaced by the attached Article XIX.

2.   The attached Article XXII shall be added to the Reinsurance Agreement.

In all other respects, said Agreement shall remain unchanged.

GERLING GLOBAL LIFE REINSURANCE COMPANY

By       /s/ [ILLEGIBLE]                 Attest   /s/ [ILLEGIBLE]
         ------------------------------           ------------------------------
Title    [ILLEGIBLE]                     Title    Vice President -- Finance
Date     April 6, 2004                   Date     April 6/04

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By       /s/ Timothy M. Fitch            Attest   /s/ Thomas P. Kalmbach
         ------------------------------           ------------------------------
         Timothy M. Fitch, FSA, CLU               Thomas P. Kalmbach, FSA, MAAA
         Senior Vice President                    Assistant Vice President
         Individual Life Product &
         Marketing
Date     3/5/04                          Date     3/22/04

                                  ARTICLE XIX
                        ENTIRE AGREEMENT AND AMENDMENTS

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits shall constitute the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the amendment.

C.  Severability

In the event that any provision or term of this Agreement shall be held by any court, arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

D.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

E.  Non-Waiver

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

F.  Governing Law

This Agreement shall be governed by the laws of the state of Connecticut.

G.  Assignment

Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party. Such consent shall not be unreasonably withheld.

H.  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

I.  Force Majeure

Neither party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "force majeure." As used herein, the term "Force Majeure," means an event, explosion, action of the elements, strike or other labor relations problem, restriction or restraint imposed by law, rule or regulation of any public authority, whether federal, state or local, and whether civil or military, act of any military authority, interruption of transportation facilities or any other cause which is beyond the reasonable control of such party and which by the exercise of reasonable diligence such party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

                                  ARTICLE XXII
                                CONFIDENTIALITY

As used herein, "Confidential Information" means all of our confidential, proprietary, or trade secret information, including, but not limited to, all information on Ceding Company's customers and claimants and other information the Ceding Company discloses to the Reinsurer. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party or its Representatives; (ii) was available on a non-confidential basis from a source other than the parties hereto or their Representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (iii) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

The Reinsurer shall maintain the confidentiality of the Confidential Information, shall use it only for purposes for which it was disclosed and shall not disclose it to any other person except to employees, agents, and other persons who need to know such Confidential Information to carry out the purposes for which it was disclosed and who agree to maintain the confidentiality of the information provided herein.

                                  AMENDMENT 6
                            EFFECTIVE JUNE 25, 2002

                                     TO THE

             AUTOMATIC YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                             EFFECTIVE JUNE 1, 2000

                                    BETWEEN

                  HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                 SCOR GLOBAL LIFE RE INSURANCE COMPANY OF TEXAS
                    (FORMERLY REVIOS REINSURANCE U.S. INC.)
                                 ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Reinsurer has agreed to automatically reinsure a policy that did not otherwise qualify for Automatic Reinsurance when it was issued.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

       1. The above recitals are true and accurate and are incorporated herein.

       2. The policy listed below shall be reinsured, on an Automatic Reinsurance basis, under the terms of the Agreement.

       3. Capitalized terms not defined in this Amendment shall have the meaning set forth in the Agreement.

       4. Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged.

Single Life Excess Treaty -- Effective 06/01/2000
Between HLA, HLIC, HLAIC and SCOR
Amendment #6 - Effective 06/25/2002

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below.

SCOR GLOBAL LIFE RE INSURANCE COMPANY OF TEXAS

By:      /s/ Rob Foster                  Attest:  /s/ Julia Cornely
         ------------------------------           ------------------------------
Name:    Rob Foster                      Name:    Julia Cornely
Title:   Vice President                  Title:   Vice President
Date:    November 9, 2011                Date:    November 9, 2011

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Paul Fischer                Attest:  /s/ Michael Roscoe
         ------------------------------           ------------------------------
Name:    Paul Fischer, FSA, MAAA         Name:    Michael Roscoe, FSA, MAAA
Title:   Assistant Vice President and    Title:   Senior Vice President
         Actuary Individual Life                  Individual Life Product
         Product Management                       Management
Date:    November 29, 2011               Date:    12/2/11

Single Life Excess Treaty -- Effective 06/01/2000
Between HLA, HLIC, HLAIC and SCOR
Amendment #6 - Effective 06/25/2002

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